UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21825

AARP FUNDS

(Exact name of registrant as specified in charter)

650 F. Street, N.W.

Washington, DC 20004

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Richard Hisey AARP Financial Incorporated Two Highwood Drive, Suite 202 Tewksbury, MA 01876	Gary O. Cohen, Esq. Jorden Burt LLP 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208

Registrant’s telephone number, including area code: (978) 614-7600

Date of fiscal year end: June 30

Date of reporting period: December 31, 2008

Item 1.	Report to Shareholders

Letter to Shareholders

Market Commentary

Semi-Annual Report

December 31, 2008 (unaudited)

AARP Aggressive Fund

AARP Moderate Fund

AARP Conservative Fund

AARP Income Fund

AARP Money Market Fund

A Letter to Shareholders

A LETTER TO SHAREHOLDERS
Richard M. Hisey President, AARP Funds

Dear Fellow Shareholders,

2008 was a year that tested the patience and courage of every investor. Trillions of dollars disappeared from retirement savings accounts, leaving investors confused about what to do next. Plans for retirement and hopes to fund education for children and grandchildren were derailed or delayed. The global financial meltdown affected most market participants across asset classes. Even investors who had chosen relatively conservative allocations for their investments lost money as there was no place to hide. Credit markets froze and the risks of complex derivative products were exposed as the financial landscape shifted. Even money market mutual funds – once regarded as a pillar of stability for investors – proved vulnerable.

LESSONS LEARNED

If the past year taught us anything, it is that investors need guidance from a trusted source. I am proud to note that our Financial Advisors are fulfilling that role for many AARP Financial shareholders, reaching out to offer guidance on the economic crisis and its potential impact on their investments. As a result of conversations initiated by our Financial Advisors, many investors are revisiting their return objectives and tolerance for risk. Our Financial Advisors are also fielding numerous calls from confused investors who are frustrated with their current financial relationships and are turning to AARP Financial as a trusted source of information.

In addition, we believe that last year’s market meltdown was a clear reminder that investors need simple, easy-to-understand investment products, such as the ones we offer through AARP Financial. Our funds were designed to help simplify investment decisions and make it easier to determine the investment that is best suited for each individual.

FUNDS RECEIVED MORNINGSTAR’S HIGHEST RATING

Despite a year of unprecedented market volatility, we are pleased that three of our funds not only survived these challenges, but performed competitively. The AARP Aggressive Fund, The AARP Moderate Fund and The AARP Conservative Fund each received a Five Star Morningstar Rating™ for the three years ending December 31, 2008*. Five “Stars” means that each of the funds ranked in the top 10% of its respective category – the highest rating a fund can receive. The AARP Moderate and Aggressive Funds posted negative performance in the difficult environment that prevailed during this period.

Past performance cannot guarantee future results. The Overall Morningstar Rating is derived from a weighted average of the fund’s performance figures for three year Morningstar rating metrics. The AARP Aggressive Fund was rated 99th out of 1748 Large Blend Category Funds. The AARP Moderate Fund was rated 69th out of 962 Moderate Allocation Category Funds. The AARP Conservative Fund was rated 16th out of 484 Conservative Allocation Category Funds. Ratings are based on risk adjusted performance.

NOT PART OF THE SEMI-ANNUAL REPORT

A Letter to Shareholders

Our recent Morningstar achievement reaffirms the value of our broadly diversified long-term asset allocation strategy, which we believe sets our funds apart from many of their competitors. Each AARP Financial lifestyle fund was designed as a complete investment program built on five principles: simple choices, diversification, indexing, rebalancing and low fees.

LOOKING AHEAD

Going forward, we believe that, over the long term, emerging market economies will continue to grow faster than developed economies and will represent a larger piece of the global economic pie. We have broadened fund exposure to include emerging markets, as well as Canada, in all three AARP Financial lifestyle funds (effective January 1, 2009). At this time, we also made some changes to our asset allocations for these funds and slightly raised the funds’ equity exposure by five percentage points. These changes are part of our overall strategy for staying focused on investing for the long term.

If you need help as you review your personal investments, we hope that you will call on one of our Financial Advisors. They are salaried professionals who do not work on commission. We encourage you to call a Financial Advisor at 1-800-958-6457 any time between 8:00 am and 6:00 p.m. Eastern Time, Monday through Friday.

Thank you for investing in AARP funds and for remaining invested through this difficult year. We will continue to work hard to earn your trust and confidence.

Sincerely,

Richard M. Hisey

President, AARP Funds

This Shareholder Report must be preceded or accompanied by the AARP Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial Inc., AARP does not offer financial products or services itself, and it cannot recommend that you or any specific individual should purchase any particular product or service. AARP Financial Inc. is a registered investment adviser and a subsidiary of AARP.

The AARP Financial, Inc, Financial Advisors are registered as representatives of ALPS Distributors, Inc., a registered broker-dealer, and as investment adviser representatives of AARP Financial Inc, a registered investment adviser. AARP Financial Inc. offers investment advisory services and is not affiliated with ALPS Distributors, Inc

AARP Funds are advised by AARP Financial Inc. and distributed by ALPS Distributors, Inc.

* For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The top 10% of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1)  is proprietary to Morningstar and/or its content providers; (2)  may not be copied or distributed; and (3)  is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

NOT PART OF THE SEMI-ANNUAL REPORT

Market Commentary

Market Commentary December 31, 2008 (unaudited)

2008 was a year that most investors would prefer to forget. In the fourth quarter, U.S. equity prices continued their downward spiral, recording their fifth consecutive quarter of negative performance, as measured by the S&P 500 Index. Through October, U.S. stock prices had declined by nearly 50% from their 2007 peak, giving back nearly all of the gains achieved since the 2001-02 dot-com crash. By the close of 2008, unemployment in the U.S. had risen to 7.2%, retail sales had contracted for the first time since recordkeeping began and the consumer confidence index had declined to a new all-time low. Late in the fourth quarter it was determined that the U.S. had been in recession since December 2007.

The U.S. was not the only market to suffer. Double digit losses were a worldwide problem. International equities, as measured by the MSCI EAFE (Europe, Australasia, and Far East) Index, lost 20% for the quarter and ended 2008 with a loss of 43%. Every major country in the MSCI Developed Markets Index lost ground, some in excess of 70% for the year. Emerging market economies were no exception with the MSCI China and MSCI India Indices losing 51% and 64%, respectively. Despite these considerable declines in emerging equity markets, most emerging market economies are expected to expand in 2009, although at a slower pace than in the recent past. By contrast, growth in developed economies such as the U.S. and Japan is expected to contract, at least in the near term.

Despite severe problems in credit markets, investment grade bonds, as measured by the Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index), returned 4.6% for the fourth quarter and ended the year with a gain of 5.2%. This offered little relief to income-oriented investors, as yields on U.S. Treasury bonds approached zero.

The global downturn has had some positive impacts. Lower energy prices and lower interest rates have made it easier for consumers to cope with the financial crisis. In addition, early indicators suggest that the credit freeze is beginning to thaw as applications for mortgages increased sharply in the last few weeks of 2008. Perhaps most important, consumers are becoming reacquainted with the merits of frugality and the importance of personal savings.

Entering 2009, the economic outlook for both the U.S. and global economies remains gloomy. The U.S. consumer, the main driver of U.S. economic growth, has been weakened by declining home prices, diminished retirement account balances and the simultaneous rise in personal debt and unemployment. In this uncertain environment, financial market volatility is likely to continue. Nevertheless, we believe that a well-diversified mix of investments and a long-term perspective are sensible ways to weather these trends.

NOT PART OF THE SEMI-ANNUAL REPORT

Market Commentary

Performance data quoted represents past performance which is no guarantee of future results. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes and do not reflect the expenses of managing a fund. It is not possible to invest directly in an Index.

The views, forecasts and supporting information contained in this Market Commentary are as of December 31, 2008 and are subject to change. This Market Commentary must be preceded or accompanied by the AARP Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial Inc., AARP does not offer financial products or services itself, and it cannot recommend that you or any specific individual should purchase any particular product or service. AARP Financial Inc. is a registered investment adviser and a subsidiary of AARP.

Financial Advisors are FINRA registered representatives through ALPS Distributors, Inc., a registered broker/dealer, and employed by AARP Financial Inc.

AARP Funds are advised by AARP Financial Inc. and distributed by ALPS Distributors, Inc.

AARP Financial Inc. is not affiliated with ALPS Distributors, Inc.

NOT PART OF THE SEMI-ANNUAL REPORT

AARP FUNDS

…

Semi-Annual Report

December 31, 2008 (unaudited)

…

KEEPING YOU INFORMED

This shareholder report for the AARP Funds represents our commitment to providing communications that are clear, concise and informative. One of our highest priorities at AARP Funds is to help you make sense of investment information that is often complex. We hope you find it helpful in evaluating your investment with us.

EXPERTISE AND GUIDANCE

WHEN YOU NEED IT

AARP Financial’s Financial Advisors are ready to help you determine if you are on track financially for retirement and to answer specific questions about AARP Funds. They work on salary, not commission, and are there to help you focus on your goals, take decisive action and feel comfortable with your decisions. Financial Advisors are FINRA registered representatives through ALPS Distributors, Inc., and are employed by AARP Financial.

AARP FUNDS 2008 SEMI-ANNUAL REPORT	1

This Shareholder Report must be preceded or accompanied by the AARP Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial Inc., AARP cannot recommend that you or any specific individual should purchase shares of a particular fund. AARP is not a registered investment adviser or broker/dealer.

AARP Funds are distributed by ALPS Distributors, Inc.

AARP Financial Inc. is not affiliated with ALPS Distributors, Inc.

2	AARP FUNDS 2008 SEMI-ANNUAL REPORT	AARP Funds Overview

AARP Funds Overview

The AARP Funds (except for the AARP Money Market Fund) are “funds of funds” because they invest substantially all of their assets in the underlying AARP Portfolios (the “AARP Portfolios”), each of which is a separately registered investment company.

The AARP Funds (except for the AARP Money Market Fund) invest in one or more of the AARP Portfolios, but in different amounts. In addition to its investment in the U.S. Bond Market Portfolio, the AARP Income Fund also invests a portion of its assets in the State Street Money Market Portfolio (the “State Street Portfolio”), a series of a separately registered investment company called the State Street Master Funds and in the SPDR Barclays Capital High Yield Bond Exchange Traded Fund.

The AARP Money Market Fund is a feeder fund, buying shares of the master fund, the State Street Portfolio. This is called a “master-feeder” structure because it allows different feeder funds to pool their assets in an underlying master fund to seek economies of scale.

The table below sets forth the allocations of the AARP Funds among the underlying portfolios as of December 31, 2008.

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund
Investment Objective	Seeks growth of capital and some current income	Seeks a balance of growth of capital and current income	Seeks primarily current income, with some growth of capital	Seeks current income and long- term preservation of capital	Seeks current income, liquidity, preservation of capital, and a stable $1.00 per share price
U.S. Stock Market Portfolio	60%	40%	20%	–	–
U.S. Bond Market Portfolio	25%	50%	75%	95%	–
International Stock Market Portfolio	15%	10%	5%	–	–
State Street Portfolio	–	–	–	2.5%	100%
SPDR Barclays Capital High Yield Bond ETF	–	–	–	2.5%	–

Source: AARP Funds

AARP Funds Overview	AARP FUNDS 2008 SEMI-ANNUAL REPORT	3

Effective January 1, 2009, the Allocations of each AARP Fund among the Portfolios will be follows:

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund
Investment Objective	Seeks growth of capital and some current income	Seeks a balance of growth of capital and current income	Seeks primarily current income, with some growth of capital	Seeks current income and long- term preservation of capital	Seeks current income, liquidity, preservation of capital, and a stable $1.00 per share price
U.S. Stock Market Portfolio	60%	40%	22.5%	–	–
U.S. Bond Market Portfolio	20%	45%	70%	95%	–
International Stock Market Portfolio	20%	15%	7.5%	–	–
State Street Portfolio	–	–	–	2.5%	100%
SPDR Barclays Capital High Yield Bond ETF	–	–	–	2.5%	–

Source: AARP Funds

AARP Portfolios Top 10 Holdings as a percentage of net assets at December 31, 2008 (unaudited)

U.S. Stock Market Portfolio		U.S. Bond Market Portfolio		International Stock Market Portfolio

Exxon Mobil Corp.	4.3%	U.S. Treasury Notes, 2.375%, 8/31/10	1.6%	Nestle SA	1.9%
Procter & Gamble Co.	1.9%	U.S. Treasury Notes, 2.625%, 5/31/10	1.6%	BP PLC	1.8%
General Electric Co.	1.8%	U.S. Treasury Notes, 4.625%, 12/31/11	1.2%	Novartis AG	1.5%
AT&T, Inc.	1.7%	U.S. Treasury Notes, 2.125%, 1/31/10	1.1%	Total SA	1.4%
Johnson & Johnson	1.7%	FHLMC, 5.000%, 2/1/37	1.1%	HSBC Holdings PLC	1.4%
Microsoft Corp.	1.7%	U.S. Treasury Notes, 4.875%, 8/15/16	1.0%	Roche Holding AG	1.3%
Chevron Corp.	1.6%	FNMA, 5.000%, 10/1/35	1.0%	Vodafone Group PLC	1.3%
Wal-Mart Stores, Inc.	1.4%	FNMA, 4.750%, 12/15/10	0.9%	GlaxoSmithKline PLC	1.2%
Pfizer, Inc.	1.2%	U.S. Treasury Notes, 4.250%, 11/15/17	0.9%	Royal Dutch Shell PLC	1.2%
JPMorgan Chase & Co.	1.2%	FHLMC, 5.500%, 3/1/36	0.9%	Telefonica SA	1.2%
Total	18.5%	Total	11.3%	Total	14.2%

4	AARP FUNDS 2008 SEMI-ANNUAL REPORT	How the Funds Performed

How the Funds Performed as of December 31, 2008 (unaudited)

	1 year	3 years	Average annual since inception[4]
AARP Aggressive Fund	-28.93%	-4.88%	-4.88%
Aggressive Composite Index	-28.96%	-4.56%	-4.56%
MSCI U.S. Investable Market 2500 Index®[1]	-36.97%	-8.28%	-8.28%
AARP Moderate Fund	-18.39%	-1.39%	-1.39%
Moderate Composite Index	-18.66%	-1.14%	-1.14%
MSCI U.S. Investable Market 2500 Index®[1]	-36.97%	-8.28%	-8.28%
Barclays Capital Aggregate Bond Index®[1]	5.24%	5.51%	5.51%
AARP Conservative Fund	-7.09%	1.99%	1.99%
Conservative Composite Index	-7.29%	2.21%	2.21%
Barclays Capital Aggregate Bond Index®[1]	5.24%	5.51%	5.51%
AARP Income Fund	4.37%	–	5.30%	[2]
Income Composite Index	5.07%	–	5.84%	[2]
Barclays Capital Aggregate Bond Index®[1]	5.24%	–	5.95%	[2]
Citigroup 3-Month Treasury Bill Index	1.80%	–	3.46%	[2]
AARP Money Market Fund	2.63%	–	4.09%	[3]
Citigroup 3-Month Treasury Bill Index	1.80%	–	3.62%	[3]

[1]  The MSCI U.S. Investable Market 2500 Index and the Barclays Capital Aggregate Bond Index serve as broad measures of the U.S equity and taxable bond markets, respectively. Since the Funds invest in differing combinations of these and other markets, Composite Indexes have been constructed utilizing the proportionate weightings of the indexes for each market. These Composite Indexes provide a particularly useful benchmark to measure the performance of the Funds. For more detailed information regarding the Composite Indexes, please see A Word about Benchmarks that follows.

[2]  For the period from September 29, 2006 (commencement of operations) to December 31, 2008.

[3]  For the period from July 1, 2006 (commencement of operations) to December 31, 2008.

[4]  The inception dates for the Aggressive, Moderate and Conservative Funds was December 31, 2005.

Sources: MSCI Barra, Barclays Capital, Citigroup, AARP Financial Inc.

Total returns for period less than one year are not annualized.

Total annual fund operating fees and expenses are 1.51% for the Aggressive Fund, 0.95% for the Moderate Fund, 1.51% for the Conservative Fund, 2.39% for the Income Fund and 0.82% for the Money Market Fund. Net annual fund operating fees and expenses for the funds (after contractual waivers and/or reimbursements) are 0.30% for the Money Market Fund and 0.50% for the others through November 1, 2009.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

An investment in the AARP Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

A Word about Benchmarks	AARP FUNDS 2008 SEMI-ANNUAL REPORT	5

A Word about Benchmarks

A useful tool to measure the performance of AARP Funds.

When evaluating how your investment performed, it’s helpful to compare it to an appropriate benchmark. You can think of the benchmark as a handy yardstick for measuring how well the fund did in meeting its investment objectives. For example, the AARP Income Fund tries to produce returns comparable to the Barclays Capital Aggregate Bond Index.

The AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund are indexed and try to produce the returns of a mixture of three indexes. For these Funds, a particularly useful benchmark is one that combines the three indexes in similar amounts to the target investments of the Funds. When you combine different indexes into one benchmark, it’s called a “composite index”.

We also believe it is useful for you to consider the returns of the overall bond and stock markets when you assess the performance of the AARP Funds. This allows you to see how diversification works in practice. Sometimes the bond and stock markets move in opposite directions, or when the stock market goes down, the bond market doesn’t go quite as far down.

There is one caveat though. Please remember that a benchmark of indexes has a built-in performance advantage over an actual mutual fund. An index is merely a list of securities in a stock or bond market, so the returns of indexes do not reflect the real world costs of managing a mutual fund. It is difficult to match the returns of an index because of this difference.

Indexes vs. index funds

Indexes, as opposed to index funds, are a group or list of securities representing a market or part of a market. The returns of the index do not reflect the costs of actually investing in the index and do not include fees, brokerage commissions or other expenses of investing. While you can invest in an index fund – it’s a real investment, you cannot invest directly in an index – it’s just a list.

6	AARP FUNDS 2008 SEMI-ANNUAL REPORT	A Word about Benchmarks

Following is a table that shows the make up of the index weightings for each AARP Fund:

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund
	Aggressive Composite Index	Moderate Composite Index	Conservative Composite Index	Income Composite Index
Barclays Capital Aggregate Bond Index®	25%	50%	75%	95%	–
MSCI U.S. Investable Market 2500 Index®	60%	40%	20%	–	–
MSCI EAFE Index®[1]	15%	10%	5%	–	–
Citigroup 3-Month Treasury Bill Index	–	–	–	5%	100%

Source: AARP Funds

A description of each index

•

Barclays Capital Aggregate Bond Index® – The index includes a large variety of U.S. and foreign bonds traded in U.S. markets that are investment grade and taxable, covering three major types of bonds: government and corporate bonds, mortgage-backed securities and asset-backed securities.

•

MSCI U.S. Investable Market 2500 Index®* – The index includes about 2,500 securities listed on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The stocks include companies of all types and sizes, which represent the investable universe of companies in the U.S. Equity market.

•	MSCI EAFE Index®* – The index includes about 1,000 securities that are listed on the stock exchanges of 21 developed countries, excluding the United States and Canada.

•

Citigroup 3-Month Treasury Bill Index – The index is comprised of equal dollar amounts of 3-Month Treasury Bills purchased at the beginning of each of the prior three consecutive months. As each bill matures, all proceeds are reinvested in a new 3-month bill.

•

MSCI ACWI ex US index®* – The index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of November 2008, the MSCI ACWI ex US index® consisted of 46 county indices comprised of 22 developed and 24 emerging market country indices.

[1]	Effective January 1, 2009 the underlying International Portfolio changed its index to the MSCI All Country World Index, excluding U.S. Index (MSCI ACWI ex US index)

NOTE: Effective January 1, 2009, the AARP Conservative, Moderate and Aggressive Fund increased their allocation percentages to equities by 5%. See page 3 for new allocation amounts.

*	Please note that although the AARP Funds seek to track these MSCI indexes, MSCI does not sponsor, endorse, or promote the AARP Funds. For a more detailed description of our relationship with MSCI please see the statement of additional information for the AARP Funds.

AARP Aggressive Fund Overview	AARP FUNDS 2008 SEMI-ANNUAL REPORT	7

AARP Aggressive Fund Overview

Portfolio construction

Portfolio of investments December 31, 2008 (unaudited)
Mutual funds: 100.1%
	Shares	Value

U.S. Stock Market Portfolio[1] – 59.2%	1,614,113	$11,395,636

U.S. Bond Market Portfolio[1] – 25.1%	474,828	4,824,257

International Stock Market Portfolio[1] – 15.8%	430,378	3,051,377

Total investments: 100.1% (Identified cost $25,793,844)		19,271,270

Other assets and liabilities, net: (0.1)%		(26,803)

Total net assets: 100.0%		$19,244,467
[1]Affiliatedissuer. See Notes to Financial Statements.

Performance summary

Average annual returns as of December 31, 2008 (unaudited)

	6-month	1-year	3-years

AARP Aggressive Fund[2]	-22.78%	-28.93%	-4.88%

Aggressive Composite Index	-22.94%	-28.96%	-4.56%

MSCI U.S. Investable Market 2500 Index®[1]	-29.33%	-36.97%	-8.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]

The MSCI U.S. Investable Market 2500 Index serves as broad measure of the U.S equity market. Since the Fund invests in differing combinations of this and other markets, the Aggressive Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

[2]	Inception date 12/31/05.

Sources: MSCI Barra, AARP Financial Inc.

8	AARP FUNDS 2008 SEMI-ANNUAL REPORT	AARP Moderate Fund Overview

AARP Moderate Fund Overview

Portfolio construction

Portfolio of investments December 31, 2008 (unaudited)
Mutual funds: 100.1%
	Shares	Value

U.S. Bond Market Portfolio[1] – 50.1%	1,778,050	$18,064,992

U.S. Stock Market Portfolio[1] – 39.6%	2,023,278	14,284,340

International Stock Market Portfolio[1] – 10.4%	531,270	3,766,702

Total investments: 100.1% (Identified cost $43,037,492)		36,116,034

Other assets and liabilities, net: (0.1)%		(28,404)

Total net assets: 100.0%		$36,087,630
[1]Affiliatedissuer. See Notes to Financial Statements.

Performance summary

Average annual returns as of December 31, 2008 (unaudited)

	6-month	1-year	3-years

AARP Moderate Fund[2]	-14.19%	-18.39%	-1.39%

Moderate Composite Index	-14.55%	-18.66%	-1.14%

MSCI U.S. Investable Market 2500 Index®[1]	-29.33%	-36.97%	-8.28%

Barclays Capital Aggregate Bond Index®[1]	4.07%	5.24%	5.51%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]

The MSCI U.S. Investable Market 2500 Index and the Barclays Capital Aggregate Bond Index serve as broad measures of the U.S equity and taxable bond markets, respectively. Since the Fund invests in differing combinations of these and other markets, the Moderate Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

[2]	Inception date 12/31/05.
Sources:	MSCI Barra, Barclays Capital Inc., AARP Financial Inc.

AARP Conservative Fund Overview	AARP FUNDS 2008 SEMI-ANNUAL REPORT	9

AARP Conservative Fund Overview

Portfolio construction

Portfolio of investments December 31, 2008 (unaudited)
Mutual funds: 100.1%
	Shares	Value

U.S. Bond Market Portfolio[1] – 75.1%	1,212,441	$12,318,399

U.S. Stock Market Portfolio[1] – 19.8%	458,955	3,240,223

International Stock Market Portfolio[1] – 5.2%	121,042	858,189

Total investments: 100.1% (Identified cost $17,458,542)		16,416,811

Other assets and liabilities, net: (0.1)%		(16,038)

Total net assets: 100.0%		$16,400,773
[1]Affiliatedissuer. See Notes to Financial Statements.

Performance summary

Average annual returns as of December 31, 2008 (unaudited)

	6-month	1-year	3-years

AARP Conservative Fund[2]	-5.20%	-7.09%	1.99%

Conservative Composite Index	-5.56%	-7.29%	2.21%

Barclays Capital Aggregate Bond Index®[1]	4.07%	5.24%	5.51%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]

The Barclays Capital Aggregate Bond Index serves as broad measure of the U.S taxable bond market. Since the Fund invests in differing combinations of this and other markets, the Conservative Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

[2]	Inception date 12/31/05.

Sources: Barclays Capital, AARP Financial Inc.

10	AARP FUNDS 2008 SEMI-ANNUAL REPORT	AARP Income Fund Overview

AARP Income Fund Overview

Portfolio construction

Portfolio of investments December 31, 2008 (unaudited)
Mutual funds: 100.1%
	Shares	Value

U.S. Bond Market Portfolio[1] – 95.0%	1,094,878	$11,123,956

State Street Money Market Portfolio[2] – 2.6%	308,996	308,996

SPDR Barclays Capital High Yield Bond ETF[2] – 2.5%	9,228	295,204

Total investments: 100.1% (Identified cost $11,617,431)		11,728,156

Other assets and liabilities, net: (0.1)%		(17,146)

Total net assets: 100.0%		$11,711,010
[1]Affiliatedissuer. [2]Investmentin non-controlled affiliate. See Notes to Financial Statements.

Performance summary

Average annual returns as of December 31, 2008 (unaudited)

	6-month	1-year	Since inception

AARP Income Fund	3.33%	4.37%	5.30%	[1]

Income Composite Index	3.90%	5.07%	5.84%	[1]

Barclays Capital Aggregate Bond Index®[2]	4.07%	5.24%	5.95%	[1]

Citigroup 3-Month Treasury Bill Index	0.68%	1.80%	3.46%	[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]	For the period from September 29, 2006 (commencement of operations) to December 31, 2008.
[2]

The Barclays Capital Aggregate Bond Index serves as broad measure of the U.S taxable bond market. Since the Fund invests in differing combinations of this and other markets, the Income Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

Sources: Barclays Capital, Citigroup, AARP Financial Inc.

AARP Money Market Fund Overview	AARP FUNDS 2008 SEMI-ANNUAL REPORT	11

AARP Money Market Fund Overview

Portfolio construction*

Portfolio of investments December 31, 2008 (unaudited)
Mutual funds: 100.1%
Value

Investment in State Street Money Market Portfolio[1] – 100.1%	$61,582,087

Total investments: 100.1% (Identified cost $61,582,087)	61,582,087

Other assets and liabilities, net: (0.1)%	(37,231)

Total net assets: 100.0%	$61,544,856

[1]  The financial statements of the State Street Money Market Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the AARP Money Market Fund’s financial statements.

AARP Money Market Fund invests only in State Street Money Market Portfolio. At December 31, 2008, AARP Money Market Fund owned 0.72% of the State Street Money Market Portfolio.

See Notes to Financial Statements.

Performance summary

Maturities ladder

Average annual returns as of December 31, 2008 (unaudited)

	6-month	1-year	Since inception

AARP Money Market Fund	1.05%	2.63%	4.09%	[1]

Citigroup 3-month Treasury Bill Index	0.68%	1.80%	3.62%	[1]

as of 12/31/08

AARP Money Market Fund 7-Day Yield		1.18%

Maturities as of December 31, 2008 (unaudited)

0-3 Days	42.3%

4-90 Days	54.2%

90+ Days	3.5%

Total	100.0%

Average Maturity	33 Days

*Portfolio construction represents the composition of the underlying holdings in the State Street Money Market Portfolio, whose financial statements are included elsewhere in this report. As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

An investment in the AARP Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	For the period from July 1, 2006 (commencement of operations) to December 31, 2008.

Sources: Citigroup, AARP Financial Inc.

12	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Understanding Your Expenses

Understanding Your Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, shareholder services fees, and other expenses of running a fund. It’s important to understand exactly how much you pay to purchase and own a fund and to compare the costs of owning different funds because these costs reduce your returns.

The example in the table on page 14 is intended to help you to understand your ongoing costs in dollars of investing in an AARP Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual expenses

The first line for each Fund in the table on the next page, labeled “Actual”, provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line labeled “Actual” under the heading entitled “Expenses paid during period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

The second line for each fund in the table, labeled “Hypothetical”, helps you compare the costs of an AARP Fund to other funds using a 5% return as required by the Securities and Exchange Commission for all mutual funds. It provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. You should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures help you to compare the ongoing costs of investing in an AARP Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the line labeled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying portfolios in which the Fund invests. Because the underlying portfolios have varied expenses and fee levels and the Fund may own

Understanding Your Expenses	AARP FUNDS 2008 SEMI-ANNUAL REPORT	13

different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund may vary in the future. However AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Funds, including the indirect fees and expenses of the underlying portfolios, at 0.50% of average daily net assets through at least November 1, 2009. In addition, effective March 1, 2007, AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Money Market Fund, including its pro-rata allocation of expenses from the State Street Portfolio, at 0.30% of average daily net assets through at least November 1, 2009.

14	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Understanding Your Expenses

	Beginning account value 7/1/08	Ending account value 12/31/08	Expenses paid during period[2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[3]

AARP Aggressive Fund
Actual	$1,000	$772.20	$1.07	0.24%	$2.23	0.50%
Hypothetical[1]	$1,000	$1,024.00	$1.22		$2.55

AARP Moderate Fund
Actual	$1,000	$858.10	$1.12	0.24%	$2.34	0.50%
Hypothetical[1]	$1,000	$1,024.00	$1.22		$2.55

AARP Conservative Fund
Actual	$1,000	$948.00	$1.23	0.25%	$2.46	0.50%
Hypothetical[1]	$1,000	$1,023.95	$1.28		$2.55

AARP Income Fund
Actual	$1,000	$1,033.30	$1.33	0.26%	$2.56	0.50%
Hypothetical[1]	$1,000	$1,023.89	$1.33		$2.55

AARP Money Market Fund
Actual	$1,000	$1,010.50	$1.52	0.30%	$1.52	0.30%
Hypothetical[1]	$1,000	$1,023.69	$1.53		$1.53

[1]  The Hypothetical example assumes a 5% return before expenses.

[2]  Expenses reflect the Fund’s annualized net expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying portfolios are not included in these amounts.

[3]  Effective expenses reflect the sum of the expenses borne directly by the Fund plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying portfolios in which it invests. The effective annualized expense ratio combines the Fund’s annualized net expense ratio and the annualized weighted average expense ratios of the underlying portfolios. The annualized weighted average expense ratio includes the annualized expense ratio for each underlying portfolio weighted for the Fund’s relative average investment during the same period.

How to Read Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	15

The Notes to Financial Statements provide additional information to help you better understand the financial statements. They include a description of the most important accounting policies used in portraying the company’s financial condition and results, including how a fund records and values its investments, tax information, as well as additional detail on shareholder and investment transactions.

How to Read Financial Statements

Mutual funds are companies that pool money from many investors and invest that money in stocks, bonds and other securities and assets. Mutual fund financial statements show investors where a fund’s money came from, where it went, where it is and what it is worth as of the close of the fund’s most recent fiscal period. The portfolio of investments shows where the money is as of the close of the fund’s most recent fiscal period. The holdings of each AARP Fund as of December 31, 2008 are shown in the individual Fund Overview sections of this annual report. In addition, this section of the annual report contains four additional financial statements:

1. Statements of assets and liabilities.

These statements are the Funds’ balance sheets as of the close of the period (December 31, 2008). They show the value and the cost of what each Fund owned, how much it owed to others and the resulting difference or “net assets”.

•	Assets are the stocks, bonds, cash, and other financial instruments that a fund owns and has purchased with monies investors pay when they purchase shares.

•

Liabilities are the amounts of money that a fund owes. Liabilities include payments due for the purchase of financial investments as well as bills that a fund incurs for services that are needed to run a fund, such as legal services and printing.

•

Net assets = total assets – total liabilities. Net assets represent what is left of assets after liabilities are subtracted. This leftover amount belongs to the investors, or shareholders, of the fund.

2. Statements of operations

These statements provide a summary of the investment income, such as dividends, that a fund has earned as well as gains and losses from its investment activities for the period ended December 31, 2008. Realized gains or losses reflect the difference between purchase price and selling price for transactions that took place during the period. Unrealized gains and losses reflect the difference between purchase price and the value of investments that are still held as of the end of the period. The statements also include specific details of fund expenses.

3. Statements of changes in net assets

These statements describe the changes in net assets during the current and prior period, which result from operations, any distributions of earnings to investors, and any shareholder transactions.

4. Financial highlights

The financial highlights table is intended to help you understand a fund’s financial performance for a share outstanding for the current period and each of the applicable prior periods.

16	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Financial Statements

Financial Statements

Statements of assets and liabilities December 31, 2008 (unaudited)

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund

Assets:
Investments in affiliated issuers, at value (identified cost of $25,793,844, $43,037,492, $17,458,542 and $11,308,434, respectively)	$19,271,270	$36,116,034	$16,416,811	$11,419,160	$–
Investments in State Street Money Market Portfolio, at value (identified cost of $308,996 and $61,582,087, respectively)	–	–	–	308,996	61,582,087
Cash	41	46	–	–	–
Dividends and interest receivable	–	–	–	3,424	–
Receivable from adviser	28,873	30,781	26,596	20,096	38,721
Receivable for investments sold	1,454	10,067	–	5,000	–
Receivable for fund shares sold	33,398	775	7,230	226	18,642
Prepaid expenses	–	–	–	–	2,736
Total assets	$19,335,036	$36,157,703	$16,450,637	$11,756,902	$61,642,186

Liabilities:
Payable for investments purchased	–	–	7,080	–	–
Payable for fund shares redeemed	34,822	10,889	150	8,034	22,125
Income distribution payable	72	–	–	–	1,473
Accrued portfolio acct. fees (Note 6)	2,236	2,252	2,214	1,499	1,440
Accrued administration fees (Note 6)	549	1,048	476	323	1,908
Accrued transfer agent fees (Note 6)	18,618	17,492	7,019	4,081	25,860
Accrued distribution services fee	3,126	5,976	2,714	1,847	10,888
Accrued audit fees	9,198	9,198	9,198	9,698	10,698
Accrued insurance fees	2,672	4,254	1,609	487	9,153
Accrued registration fees	1,038	726	1,166	1,185	1,786
Accrued printing and postage expenses	8,884	8,884	8,884	9,384	9,422
Accrued legal fees	2,577	2,577	2,577	2,577	2,577
Accrued miscellaneous expense	6,777	6,777	6,777	6,777	–
Total liabilities	$90,569	$70,073	$49,864	$45,892	$97,330

Net assets	$19,244,467	$36,087,630	$16,400,773	$11,711,010	$61,544,856
Net assets consist of:
Paid-in capital	$26,930,786	$44,613,776	$18,033,430	$11,616,150	$61,543,419
Net unrealized appreciation (depreciation) of investments	(6,522,574)	(6,921,458)	(1,041,731)	110,726	–
Accumulated net realized gain (loss) on investments	(1,163,739)	(1,604,685)	(590,927)	(15,857)	1,437
Undistributed (distributions in excess of) net investment income	(6)	(3)	1	(9)	–
Net assets	$19,244,467	$36,087,630	$16,400,773	$11,711,010	$61,544,856

Shares of beneficial interest outstanding	2,441,580	4,177,193	1,747,838	1,159,186	61,543,419
Net asset value per share	$7.88	$8.64	$9.38	$10.10	$1.00

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	17

Financial Statements (continued)

Statements of operations Six months ended December 31, 2008 (unaudited)
	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund

Investment income:
Dividends from affiliated issuers	$284,627	$657,280	$344,569	$220,005	$–
Interest allocated from State Street Money Market Portfolio	–	–	–	2,709	861,111
Total investment income	$284,627	$657,280	$344,569	$222,714	$861,111

Expenses:
Expenses allocated from State Street Money Market Portfolio	–	–	–	116	35,871
Investment adviser fee (Note 6)	1,085	1,967	854	434	–
Administration fees (Note 6)	3,800	6,884	2,989	1,518	12,563
Registration fees	14,217	14,849	14,665	12,241	13,292
Transfer and dividend disbursing agent fees and expenses (Note 6)	50,606	51,411	21,980	11,501	72,682
Trustees’ fees	10,000	10,000	10,000	10,000	10,000
Audit fees	9,797	9,797	9,797	10,297	11,296
Legal fees	25,162	25,162	25,162	25,162	25,162
Portfolio accounting fees (Note 6)	9,248	9,502	9,145	8,295	8,224
Distribution service fees	21,716	39,336	17,079	8,675	71,790
Printing and postage expenses	9,910	9,910	9,910	9,409	9,372
Insurance expense	2,672	4,254	1,609	487	9,153
Miscellaneous	5,474	5,474	5,474	5,474	14,987
Total expenses	$163,687	$188,546	$128,664	$103,609	$294,392

Waivers and reimbursements (Note 6):
Reduction of expenses by investment adviser	(137,381)	(140,391)	(107,565)	(92,261)	(186,706)
Net expenses	26,306	48,155	21,099	11,348	107,686
Net investment income	258,321	609,125	323,470	211,366	753,425

Realized and unrealized gain (loss) on investments:
Net realized loss on affiliated investments	(950,531)	(1,452,444)	(575,231)	(9,958)	–
Net realized gain (loss) allocated from State Street Money Market Portfolio	–	–	–	2	(462)
Capital gain distributions from affiliated investments	49,182	69,310	20,951	7,088	–
Net change in unrealized appreciation (depreciation) of investments	(5,035,519)	(5,392,767)	(764,016)	182,620	–
Net realized and unrealized gain (loss) on investments	(5,936,868)	(6,775,901)	(1,318,296)	179,752	(462)
Change in net assets resulting from operations	$(5,678,547)	$(6,166,776)	$(994,826)	$391,118	$752,963

See Notes to Financial Statements.

18	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Statements of changes in net assets
	AARP Aggressive Fund		AARP Moderate Fund

	Six months ended 12/31/08 (unaudited)	Year ended 6/30/08	Six months ended 12/31/08 (unaudited)	Year ended 6/30/08
Increase (decrease) in net assets
Operations:
Net investment income	$258,321	$629,596	$609,125	$1,263,597
Net realized gain (loss) on investments	(901,349)	122,903	(1,383,134)	321,726
Net change in unrealized appreciation (depreciation) of investments	(5,035,519)	(2,861,553)	(5,392,767)	(2,907,787)
Change in net assets resulting from operations	(5,678,547)	(2,109,054)	(6,166,776)	(1,322,464)

Distributions to shareholders:
From net investment income	(258,364)	(687,591)	(609,171)	(1,322,333)
From net realized gains on investments	(206,930)	(161,853)	(267,888)	(362,860)
Change in net assets resulting from distributions to shareholders	(465,294)	(849,444)	(877,059)	(1,685,193)

Share transactions:
Proceeds from sales of shares	3,477,475	14,172,454	5,685,449	21,178,734
Net asset value of shares issued on reinvestment of dividends	437,625	800,783	823,319	1,603,205
Cost of shares redeemed	(3,571,286)	(7,192,023)	(5,700,859)	(9,376,196)
Change in net assets resulting from share transactions	343,814	7,781,214	807,909	13,405,743
Change in net assets	(5,800,027)	4,822,716	(6,235,926)	10,398,086

Net assets:
Beginning of period	$25,044,494	$20,221,778	$42,323,556	$31,925,470
End of period	$19,244,467	$25,044,494	$36,087,630	$42,323,556
Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(6)	$37	$(3)	$43

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	19

AARP Conservative Fund		AARP Income Fund		AARP Money Market Fund

Six months ended 12/31/08 (unaudited)	Year ended 6/30/08	Six months ended 12/31/08 (unaudited)	Year ended 6/30/08	Six months ended 12/31/08 (unaudited)	Year ended 6/30/08

$323,470	$568,723	$211,366	$180,435	$753,425	$2,393,214

(554,280)	98,805	(2,868)	11,408	(462)	1,903

(764,016)	(505,064)	182,620	(35,643)	–	–

(994,826)	162,464	391,118	156,200	752,963	2,395,117

(323,476)	(580,384)	(211,378)	(180,518)	(753,425)	(2,393,214)

(57,930)	(93,875)	(20,707)	(33)	–	–

(381,406)	(674,259)	(232,085)	(180,551)	(753,425)	(2,393,214)

3,556,369	9,143,231	6,379,830	6,152,675	16,727,137	93,159,127

347,691	615,194	210,019	149,210	734,037	2,310,555
(4,191,814)	(2,803,399)	(1,488,239)	(2,164,932)	(32,991,469)	(54,137,641)

(287,754)	6,955,026	5,101,610	4,136,953	(15,530,295)	41,332,041
(1,663,986)	6,443,231	5,260,643	4,112,602	(15,530,757)	41,333,944

$18,064,759	$11,621,528	$6,450,367	$2,337,765	$77,075,613	$35,741,669
$16,400,773	$18,064,759	$11,711,010	$6,450,367	$61,544,856	$77,075,613

$1	$7	$(9)	$3	$–	$–

20	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Aggressive Fund

	Six months ended 12/31/08 (unaudited)	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$10.46	$11.68	$10.17	$10.00

Income from investment operations:
Net investment income	0.11	0.29	0.24	0.09
Net realized and unrealized gain (loss) on affiliated investments	(2.49)	(1.15)	1.52	0.17
Total from investment operations	(2.38)	(0.86)	1.76	0.26

Less distributions:
From net investment income	(0.11)	(0.29)	(0.25)	(0.09)
From net realized gains on investments	(0.09)	(0.07)	(0.00)[2]	–
Total distributions	(0.20)	(0.36)	(0.25)	(0.09)
Net asset value, end of period	$7.88	$10.46	$11.68	$10.17
Total return[3]	(22.78)%	(7.49)%	17.41%	2.60%

Ratios to average net assets:
Net expenses	0.24%[4,5]	0.24%[4]	0.24%[4]	0.24%[4,5]
Net investment income	2.38%[5]	2.47%	2.55%	3.36%[5]
Expense waiver/reimbursement[6]	(1.27)%[5]	(1.09)%	(2.00)%	(11.22)%[5]

Supplemental data:
Net assets, end of period (000 omitted)	$19,244	$25,044	$20,222	$6,454
Portfolio turnover	21%	22%	12%	7%

[1]	For the period from December 31, 2005 (commencement of operations) to June 30, 2006.

[2]	Represents less than $0.01.

[3]	Total returns for periods of less than one year are not annualized.

[4]

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the underlying portfolios in which the Funds invest. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[5]	Computed on an annualized basis.

[6]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	21

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Moderate Fund

	Six months ended 12/31/08 (unaudited)	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$10.32	$11.06	$10.04	$10.00

Income from investment operations:
Net investment income	0.15	0.34	0.31	0.10
Net realized and unrealized gain (loss) on affiliated investments	(1.61)	(0.64)	1.02	0.04
Total from investment operations	(1.46)	(0.30)	1.33	0.14

Less distributions:
From net investment income	(0.15)	(0.34)	(0.31)	(0.10)
From net realized gains on investments	(0.07)	(0.10)	(0.00)[2]	–
Total distributions	(0.22)	(0.44)	(0.31)	(0.10)
Net asset value, end of period	$8.64	$10.32	$11.06	$10.04
Total return[3]	(14.19)%	(2.79)%	13.32%	1.44%

Ratios to average net assets:
Net expenses	0.24%[4,5]	0.24%[4]	0.24%[4]	0.24%[4,5]
Net investment income	3.10%[5]	3.21%	3.27%	4.58%[5]
Expense waiver/reimbursement[6]	(0.71)%[5]	(0.68)%	(1.11)%	(6.82)%[5]

Supplemental data:
Net assets, end of period (000 omitted)	$36,088	$42,324	$31,925	$13,133
Portfolio turnover	22%	24%	13%	5%

[1]	For the period from December 31, 2005 (commencement of operations) to June 30, 2006.

[2]	Represents less than $0.01.

[3]	Total returns for periods of less than one year are not annualized.

[4]

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the underlying portfolios in which the Funds invest. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[5]	Computed on an annualized basis.

[6]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

22	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Conservative Fund

	Six months ended 12/31/08 (unaudited)	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$10.12	$10.38	$9.86	$10.00

Income from investment operations:
Net investment income	0.18	0.40	0.39	0.16
Net realized and unrealized gain (loss) on affiliated investments	(0.71)	(0.19)	0.53	(0.14)
Total from investment operations	(0.53)	0.21	0.92	0.02

Less distributions:
From net investment income	(0.18)	(0.40)	(0.40)	(0.16)
From net realized gains on investments	(0.03)	(0.07)	(0.00)[2]	–
Total distributions	(0.21)	(0.47)	0.40	(0.16)
Net asset value, end of period	$9.38	$10.12	$10.38	$9.86
Total return[3]	(5.20)%	2.04%	9.40%	0.24%

Ratios to average net assets:
Net expenses	0.25%[4,5]	0.25%[4]	0.25%[4]	0.24%[4,5]
Net investment income	3.79%[5]	3.94%	4.01%	5.31%[5]
Expense waiver/reimbursement[6]	(1.26)%[5]	(1.34)%	(2.16)%	(11.00)%[5]

Supplemental data:
Net assets, end of period (000 omitted)	$16,401	$18,065	$11,622	$6,581
Portfolio turnover	25%	19%	17%	7%

[1]	For the period from December 31, 2005 (commencement of operations) to June 30, 2006.

[2]	Represents less than $0.01.

[3]	Total returns for periods of less than one year are not annualized.

[4]

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the underlying portfolios in which the Funds invest. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[5]	Computed on an annualized basis.

[6]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	23

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Income Fund			AARP Money Market Fund

	Six months ended 12/31/08[1] (unaudited)	Year ended 6/30/08[1]	Period ended 6/30/07[1,2]	Six months ended 12/31/08[1] (unaudited)	Year ended 6/30/08[1]	Period ended 6/30/07[1]
Net asset value, beginning of period	$10.02	$9.82	$10.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.23	0.46	0.36	0.01	0.04	0.05
Net realized and unrealized gain (loss) on affiliated investments	0.10	0.20	(0.18)	–	–	–
Total from investment operations	0.33	0.66	0.18	0.01	0.04	0.05

Less distributions:
From net investment income	(0.23)	(0.46)	(0.36)	(0.01)	(0.04)	(0.05)
From net realized gains on investments	(0.02)	(0.00)[3]	–	–	–	–
Total distributions	(0.25)	(0.46)	(0.36)	(0.01)	(0.04)	(0.05)
Net asset value, end of period	$10.10	$10.02	$9.82	$1.00	$1.00	$1.00
Total return[4]	3.33%	6.83%	1.78%	1.05%	4.09%	5.11%

Ratios to average net assets:
Net expenses	0.26%[5,6]	0.26%[5]	0.25%[5,6]	0.30%[6,7]	0.30%[7]	0.33%[7]
Net investment income	4.87%[6]	4.71%	5.36%[6]	2.09%[6]	3.77%	5.06%
Expense waiver/reimbursement[8]	(2.13)%[6]	(4.38)%	(21.21)%[6]	(0.52)%[6]	(0.53)%	(3.91)%

Supplemental data:
Net assets, end of period (000 omitted)	$11,711	$6,450	$2,338	$61,545	$77,076	$35,742
Portfolio turnover	11%	52%	30%	–	–	–

[1]	The per share amounts and percentages include the Fund’s proportionate share of income, expenses and net realized and unrealized gains or losses of the State Street Money Market Portfolio.

[2]	For the period from September 29, 2006 (commencement of operations) to June 30, 2006.

[3]	Represents less than $0.01.

[4]	Total returns for periods of less than one year are not annualized.

[5]

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the underlying portfolios in which the Funds invest. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[6]	Computed on an annualized basis.

[7]

Effective March 1, 2007, AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Money Market Fund, including its pro-rata allocation of expenses from the State Street Portfolio, at 0.30% of average daily net assets through November 1, 2009.

[8]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See	Notes to Financial Statements.

24	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements

1. Business and Organization

AARP Aggressive Fund, AARP Moderate Fund, AARP Conservative Fund, AARP Income Fund and AARP Money Market Fund (each a “Fund” and collectively the “Funds”) are each a series of AARP Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The inception dates of the Funds were as follows: December 22, 2005 (AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund), June 30, 2006 (AARP Money Market Fund) and September 29, 2006 (AARP Income Fund); the Funds began operations, including recording income and expenses (“commencement of operations”) on January 1, 2006 (Aggressive, Moderate and Conservative), July 1, 2006 (Money Market Fund) and September 29, 2006 (Income Fund).

The Funds, except for the AARP Money Market Fund are “funds of funds” because they invest substantially all of their assets in the underlying series of “AARP Portfolios”, each a separately registered investment company. Each Fund, with the exception of the AARP Income Fund and the AARP Money Market Fund invests in all three of the AARP Portfolios, but in different amounts. The AARP Income Fund invests the vast majority of its assets in one of the AARP Portfolios, the U.S. Bond Market Portfolio. In addition, the AARP Income Fund also invests a portion of its assets in the State Street Money Market Portfolio (the “State Street Portfolio”), a series of a separately registered investment company called the State Street Master Funds, and the SPDR Barclays Capital High Yield Bond ETF. The AARP Money Market Fund is a feeder fund that invests substantially all of its assets in the State Street Portfolio, the master fund. The investment objective and policies of the State Street Portfolio are substantially similar to those of the AARP Money Market Fund. The value of the AARP Money Market Fund’s investment in the State Street Portfolio reflects the AARP Money Market Fund’s proportionate interest in the net assets of the State Street Portfolio (0.72% at December 31, 2008). The performance of the AARP Money Market Fund is directly affected by the performance of the State Street Portfolio. The financial statements of the State Street Portfolio are included elsewhere in this report and should be read in conjunction with the AARP Money Market Fund’s financial statements.

The investment objective of the AARP Aggressive Fund is to seek growth of capital and some current income. The investment objective of the AARP Moderate Fund is to seek a balance of growth of capital and current income. The investment objective of the AARP Conservative Fund is to primarily seek current income with some growth of capital. The investment objective of the AARP Income Fund is to seek current income and preservation of capital over the long-term.

Notes to Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	25

The investment objective of the AARP Money Market Fund is to seek to maximize current income while providing liquidity, preservation of capital, and a stable $1.00 per share price.

2. Significant accounting policies

The financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect that amounts reported herein. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

INVESTMENT VALUATION

Because the Funds, except for AARP Money Market Fund, invest in one or more of the AARP Portfolios, they value their investments in the AARP Portfolios daily at the closing net asset value of the AARP Portfolios.

Securities of the AARP Portfolios are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. An independent pricing service generally provides these prices. Stock holdings are valued at the latest quoted sales price or official closing price taken from the primary market in which the stock trades. If a security does not trade during the day, it is valued at the average of the latest quotes for buying and selling the security, the bid and asked prices. Bond holdings are generally valued as reported by an independent pricing service at what is called an “evaluated average price,” which considers such factors as comparable bond prices, yields, maturities and ratings.

Short-term investments with a maturity at issuance or a remaining maturity at the time of purchase of 60 days or less are generally valued at amortized cost, which approximates market value. Foreign securities quoted in foreign currencies are translated into U.S. dollars based upon exchange rates prevailing at the close of trading and as provided by an independent source.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets (e.g. foreign securities), are valued by methods deemed by the Board of Trustees of AARP Portfolios to represent fair value.

The AARP Money Market Fund and the AARP Income Fund record their investments in the State Street Portfolio at market value. The valuation policies of the State Street Portfolio are discussed in Note 2 of the State Street Portfolio’s Notes to Financial Statements, which are included elsewhere within this report.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS157”), effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods

26	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

within those fiscal years. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy for measuring fair value and enhancing disclosure. The AARP Conservative, Moderate, Aggressive and Income Funds are Registered Investment Companies (“RIC”) as well as fund of funds, which invest all of their investable assets in other RICs, (AARP U.S. Stock Portfolio, AARP U.S. Bond Market Portfolio, AARP International Stock Market Portfolio, State Street Money Market Portfolio and the SPDR Lehman High Yield Bond ETF). In regards to FAS 157 treatment, investments in other RICs are widely considered to be treated as Level 1 securities due to the availability of a daily valued and quoted price for those underlying Portfolios. However, in the case of the underlying U.S. Stock Portfolio, U.S. Bond Market Portfolio, International Stock Market Portfolio, State Street Money Market Portfolio and the SPDR Lehman High Yield Bond ETF, certain of those securities fall into Level 2 or Level 3 FAS 157 pricing hierarchy due to specific valuation circumstances, particularly matrix pricing of bond holdings, amortized cost valuation method used for evaluating short term money market instruments or certain foreign securities that could be fair valued at any particular point in time. The Level 2 and 3 securities held as of December 31, 2008 will be separately identified in the Portfolio of Investments for the U.S. Stock Portfolio, U.S. Bond Market Portfolio, International Stock Market Portfolio and State Street Money Market Portfolio, respectively. The three tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value:

AARP Aggressive Fund

Valuation inputs	Investments in securities

Level 1 – Quoted Prices	$ 19,271,270
Level 2 – Other Significant Observable Inputs	–
Level 3 – Significant Unobservable Inputs	–
Total	$19,271,270

Notes to Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	27

AARP Moderate Fund

Valuation inputs	Investments in securities

Level 1 – Quoted Prices	$ 36,116,034
Level 2 – Other Significant Observable Inputs	–
Level 3 – Significant Unobservable Inputs	–
Total	$36,116,034

AARP Conservative Fund

Valuation inputs	Investments in securities

Level 1 – Quoted Prices	$16,416,811
Level 2 – Other Significant Observable Inputs	–
Level 3 – Significant Unobservable Inputs	–
Total	$16,416,811

AARP Income Fund

Valuation inputs	Investments in securities

Level 1 – Quoted Prices	$11,728,156
Level 2 – Other Significant Observable Inputs	–
Level 3 – Significant Unobservable Inputs	–
Total	$11,728,156

The AARP Money Market Fund is a Registered Investment Company (“RIC”) as well as a feeder into the State Street Money Market Master Portfolio. The AARP Money Market Fund invests all of its investable assets by purchasing shares directly into the State Street Money Market Portfolio, which is also a RIC. In regards to FAS 157 treatment, investments in other RICs are widely considered to be treated as Level 1 securities due to the availability of a daily valued and quoted price for that underlying Portfolio. However, in the case of the State Street Money Market Portfolio, certain of those securities fall into Level 2 or Level 3 FAS 157 pricing hierarchy due to specific valuation circumstances, particularly amortized cost valuation method used for evaluating short term money market instruments. The Level 2 and Level 3 securities held at a reporting period end will be separately identified in the Portfolio of Investments for the State Street Money Market Master Portfolio. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation inputs	Investments in securities

Level 1 – Quoted Prices	$61,582,087
Level 2 – Other Significant Observable Inputs	–
Level 3 – Significant Unobservable Inputs	–
Total	$61,582,087

FEDERAL TAXES

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds plan to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. For these reasons, no federal income or excise tax provision is required.

At July 1, 2007, the Funds adopted FIN 48. There was no impact to the Funds financial statements. As of December 31, 2008, tax years 2006 through 2008 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the state of Delaware.

In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (“FIN 48”), was issued and is effective for years beginning after December 15, 2006. FIN 48 determines a threshold for financial statement recognition, measurement and disclosure of a tax position taken (or expected to be taken) on a tax return. Upon adoption there was no impact.

SECURITIES TRANSACTIONS, DIVIDEND AND INTEREST INCOME AND EXPENSES

Securities transactions are recorded on a trade date basis, the date a Fund agrees to purchase or sell a security. Interest income, if any, is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily. Many expenses are directly attributable to one Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Funds.

In addition to the accounting policies noted above, the AARP Income Fund and the AARP Money Market Fund also have a pro-rata share in the net investment income and gains or losses of the State Street Portfolio. Net investment income for the Funds consists of each

Notes to Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	29

Fund’s pro-rata share of the net investment income of the State Street Portfolio, less all expenses of each Fund. Realized gains and losses from security transactions consist of each Fund’s pro-rata share of the realized gains and losses of the State Street Portfolio.

INDEMNIFICATIONS

The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Capital gain distributions, if any, are generally declared and paid annually. Income distributions, if any, are generally declared and paid quarterly for the AARP Conservative Fund, semiannually for the AARP Moderate Fund and the AARP Aggressive Fund, and monthly for the AARP Income Fund. Income distributions are generally declared daily and paid monthly for the AARP Money Market Fund.

INVESTMENTS IN UNDERLYING PORTFOLIOS

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the AARP Portfolios in which the Funds invest as well as the fees and expenses of the State Street Portfolio, as applicable. AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Funds, including the indirect fees and expenses of the underlying portfolio’s at 0.50% of average daily net assets through at least November 1, 2009. In addition, effective March 1, 2008, AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expense of the AARP Money Market Fund, including its pro-rata allocation of expense from the State Street Portfolio, at 0.30% of average daily net assets through at least November 1, 2009.

NEW ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging

30	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under Statement 133, and (c) how derivatives affect an entity’s financial position, financial performance and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Funds and AARP Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161. AFI foresees no problems with complying with the new required SFAS 161 disclosures.

3. Capital share transactions

The Funds have authorized an unlimited number of $0.001 par value shares. Transactions in shares were as follows:

	Six Months ended December 31, 2008	Year ended June 30, 2008

AARP Aggressive Fund
Shares sold	379,938	1,239,475
Dividends and/or distributions reinvested	56,106	72,065
Shares redeemed	(389,714)	(647,413)

Net increase	46,330	664,127

AARP Moderate Fund
Shares sold	592,886	1,930,180
Dividends and/or distributions reinvested	95,846	149,303
Shares redeemed	(612,728)	(865,937)

Net increase	76,004	1,213,546

AARP Conservative Fund
Shares sold	367,921	873,721
Dividends and/or distributions reinvested	36,551	59,325
Shares redeemed	(440,891)	(268,145)

Net increase	(36,419)	664,901

AARP Income Fund
Shares sold	645,162	605,451
Dividends and/or distributions reinvested	21,182	14,788
Shares redeemed	(151,171)	(214,272)

Net increase	515,173	405,967

AARP Money Market Fund
Shares sold	16,727,137	93,159,127
Dividends and/or distributions reinvested	734,037	2,310,555
Shares redeemed	(32,991,469)	(54,137,641)

Net increase	(15,530,295)	41,332,041

Notes to Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	31

4. Investment transactions

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended December 31, 2008 were as follows:

Fund name	Purchases	Sales

AARP Aggressive Fund	$4,712,733	$4,591,361
AARP Moderate Fund	9,391,677	8,856,847
AARP Conservative Fund	4,295,604	4,676,596
AARP Income Fund	5,915,074	999,874

5. Federal income tax information

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Fund name	Federal tax cost of securities	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)

AARP Aggressive Fund	$25,793,844	$110,450	$(6,633,024)	$(6,522,574)
AARP Moderate Fund	43,037,492	394,452	(7,315,910)	(6,921,458)
AARP Conservative Fund	17,458,542	239,226	(1,280,957)	(1,041,731)
AARP Income Fund	11,617,430	168,456	(57,730)	110,726
AARP Money Market Fund	61,582,087	–	–	–

6. Fees and other transactions with affiliates

ADVISER AND SUB-ADVISER FEES

The Trust has an investment advisory agreement with AARP Financial, which delegates to AARP Financial the responsibility to manage the investment activities of the Funds, including the overall investment program of the Funds. AARP Financial is also responsible for overseeing the Funds’ (other than the Money Market Fund’s) sub-adviser, SSgA Funds Management, Inc. (“SSgA FM”), which rebalances the applicable Funds under the direction of AARP Financial and manages the day-to-day investments of the AARP Portfolios’ assets. Each Fund (other than the Money Market Fund) pays to AARP Financial an annual fee of 0.01% of its average daily net assets. AARP Financial pays SSgA FM for its subadvisory services out of these fees. For the period from July 1, 2006 through at least November 1, 2009, AARP Financial has contractually agreed to waive its fees and/or reimburse expenses to keep the total annual operating expenses of the Funds and the AARP Portfolios and, as appropriate, the State Street Portfolio at 0.50% of average daily net assets. Effective February 6, 2007, AARP Financial has voluntarily agreed to waive its fees and/or reimburse expenses to keep the total annual operating expenses of the AARP Money Market Fund, including its pro-rata allocation of expenses from the State Street Portfolio, at 0.30% of average daily net assets. The Fund’s Board of Trustees approved an amendment, proposed by AARP Financial, to amend the existing contractual agreements to make this voluntary fee waiver/expense reimbursement a contractual obligation of AARP Financial effective March 1, 2007 through at least November 1, 2009. The expense reimbursement amount payable by AARP Financial will be dependent on the actual expenses of the Funds and the Portfolios.

32	AARP FUNDS 2008 SEMI-ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

Under the Money Market Fund’s investment advisory agreement, no fee is payable to AARP Financial at any time the Fund is invested in a master-feeder structure, such as the State Street Portfolio. The State Street Portfolio has retained SSgA FM as the investment adviser to the Portfolio. For its services, SSgA FM receives a fee at the rate of 0.10% of the portfolio’s average daily net assets, which is paid from the assets of the Fund.

For the six months ended December 31, 2008, AARP Financial contractually waived/reimbursed the following fees for the AARP Funds:

Fund name	Adviser fee waiver	Reimbursement of other operating expenses

AARP Aggressive Fund	$1,085	$136,296
AARP Moderate Fund	1,967	138,424
AARP Conservative Fund	854	106,711
AARP Income Fund	434	91,827
AARP Money Market Fund	–	186,706
		$659,964

ADMINISTRATION FEES

As the Funds’ administrator, AARP Financial provides the Funds with general administrative services associated with the day-to-day operations of the Funds and monitors and coordinates the activities of the other service providers to the Funds. For its administrative services, AARP Financial receives an annual fee of 0.035% of each Fund’s average daily net assets.

The Administration agreement between AARP Financial and the Funds can be terminated on sixty (60) days prior written notice.

SUB-ADMINISTRATION, TRANSFER AGENCY AND CUSTODIAN FEES

State Street Bank and Trust Company (“State Street”) acts as the subadministrator, transfer agent, custodian and fund accounting agent for the Funds. State Street is a subsidiary of State Street Corporation and an affiliate of SSgA FM. Under the terms of the sub-administration agreement, AARP Financial pays to State Street an annual fee at the rate of 0.0175% of the first $6 billion of the Funds’ average daily net assets and then a decreasing rate for average daily net assets above that level.

The Sub-Administration agreement between State Street and AARP Financial can be terminated by either party on sixty (60) days prior written notice. Under the terms of the transfer agency agreement, each Fund pays to State Street an annual fee at the rate of 0.135% of the first $5 billion of the Funds’ average daily net assets and then a decreasing rate for average daily net assets above that level, plus out-of-pocket expenses. State Street has in turn delegated the provision of transfer agency services to its affiliate, Boston Financial Data Services, Inc. Under the terms of the custody agreement, each Fund pays to State Street an annual fee of $15,000, plus out-of-pocket expenses.

Notes to Financial Statements	AARP FUNDS 2008 SEMI-ANNUAL REPORT	33

TRUSTEE COMPENSATION

The Trust is supervised by a Board of Trustees, (the “Board”). The Board represents the interests of the Funds and their shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities. The Board consists of four “Independent Trustees.” The compensation of the Independent Trustees consists of an annual retainer. The Trust’s officers do not receive compensation from the Funds for their services. Compensation paid by the Funds to the Independent Trustees is included in the Funds’ Statements of Operations. The aggregate compensation paid to the Trustees by the Trust was $50,000 for the reporting period. Officers of the Trust are not compensated by the Trust for their services.

INVESTMENTS IN THE FUNDS

AARP Services, Inc., the parent company of AARP Financial, Inc. (“AARP Financial”), the investment adviser to the Funds, has made investments in the AARP Aggressive Fund, the AARP Moderate Fund and the AARP Conservative Fund, with values at December 31, 2008 of $29,260, $31,643 and $35,010, respectively. AARP Financial has made an investment in the AARP Income Fund, with a value at December 31, 2008 of $84,270. Further, AARP is the parent company of AARP Services, Inc. There were no purchases or sales by AARP Services, Inc., during July 1, 2008 to December 31, 2008.

In addition, to receive an investment return, AARP Financial, in the normal course of business, has made investments in the AARP Money Market Fund, with a value at December 31, 2008 of $19.1 million.

If AARP Financial or AARP decide in the future to withdraw all or a portion of these investments, Management of the Funds believes there would be no material impact on the operations or returns of the Money Market Fund.

34	AARP FUNDS 2008 SEMI-ANNUAL REPORT	AARP Funds—Supplemental Information

AARP Funds –

Supplemental Information

Proxy voting policies, procedures and record

Both a description of the policies and procedures that AARP Financial uses to determine how to vote proxies on behalf of the Funds and the AARP Portfolios relating to portfolios securities and information regarding how AARP Financial voted proxies related to portfolio securities during the most recent fiscal year ended June 30 is available on our web site at www.aarpfunds.com and, without charge, upon request, by calling us at 1-800-958-6457. Such information for the AARP Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder statements and reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, if you wish to receive individual copies of materials, please contact us at 1-800-958-6457. Once we have received your instructions, we will begin sending individual copies for each account within 30 days. These materials are also available on our website at www.aarpfunds.com.

Statement regarding availability of quarterly fund schedule

The Funds and the AARP Portfolios file complete schedules of investments with the SEC for the quarters ended September 30 and March 31 of each fiscal year on Form N-Q which are available on the Funds’ website, www.aarpfunds.com and the SEC’s website at www.sec.gov. Additionally, the Funds’ and the AARP Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. For information on the Public Reference Room, call 1-800-SEC-0330.

The nature, extent and quality of the services proposed to be provided by AARP Financial and SSgA FM

The Board, at a meeting on November 20, 2008, approved the continuance of the Trust’s Investment Advisory Agreement with AARP Financial and Investment Sub-Advisory Agreement with SSgA FM (collectively, “Agreements”). In approving the Agreements, the Board evaluated, among other things, written and oral information provided by AARP Financial and SSgA FM in response to requests of outside counsel to the Trust and the independent Trustees of the Trust on behalf of the Board.

AARP Funds—Supplemental Information	AARP FUNDS 2008 SEMI-ANNUAL REPORT	35

The Board determined, in its business judgment, that the advisory fee rate and the subadvisory fee rate were each fair and reasonable in light of the services provided and in the best interest of each Fund and its shareholders and approved the continuance of the Agreements. The Board did so based on various factors bearing on the nature, scope, quality, cost and profitability of the services to be provided by the Adviser and the Sub-Adviser and on various conclusions reached regarding those factors.

Special Facts and Circumstances

The Board took particular note of the following factors representing special facts and circumstances:

•

AARP, the ultimate parent of AARP Financial and sponsor of the Trust, differs from most fund sponsors in that it is a not-for-profit membership organization. AARP delivers information, advocacy and services to over 40 million members age 50 and older in all states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. AARP has caused the Trust to be organized as a means of helping people provide for their future and retirement. AARP measures the worth of its products and services not only in terms of dollars spent and received, but also in terms of benefits to members and impact on society.

•

AARP created the Funds (together with the underlying AARP Portfolios) based on principles developed and recommended by a high-level, independent Economic Security Solutions Group, including low fees, index-based investment management, automatic rebalancing and limited choices.

•	AARP created the Funds to encourage investors to save for retirement by allowing accounts to be opened with very low minimums.

•

AARP Financial has capped the expenses of the AARP Aggressive Fund, AARP Moderate Fund, AARP Conservative Fund and AARP Income Fund at 0.50% through November 2008 and of the AARP Money Market Fund at 0.30% through November 20, 2008. This means, in effect, that AARP Financial has waived the investment advisory fee payable by each Fund, paid the investment sub-advisory fee payable to SSgA FM by each Fund, other than the AARP Money Market Fund, and reimbursed a significant portion of the operating expenses of each Fund. AARP Financial advised the Board that it did not earn a profit on the advisory services that it provided, and SSgA FM materials show that it did not earn a profit on the investment sub-advisory services that it provided.

36	AARP FUNDS 2008 SEMI-ANNUAL REPORT	AARP Funds—Supplemental Information

AARP Funds –

Supplemental Information (continued)

•

Each Fund invests exclusively (or, in the case of the Income Fund, principally) in shares of other mutual funds. The AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund are asset allocation funds that invest in mixes of underlying bond index portfolios of the AARP Portfolios, for which AARP Financial is the investment adviser. The AARP Income Fund invests the vast majority of its assets in an underlying bond index portfolio of the AARP Portfolios. The AARP Money Market Fund is a “feeder” fund that invests its assets in shares of the State Street Money Market Portfolio. Accordingly, a number of factors that would be considered in the context of actively managed funds were not relevant (or, in the case of the Income Fund, of limited relevance). Moreover, the peer group of the AARP Aggressive Fund, AARP Moderate Fund, and AARP Conservative Fund are not wholly comparable because these funds invest in index funds rather than actively managed funds.

•	Each Fund has a low level of assets, and has not reached a “break-even point.”

•	Notwithstanding its small size, each Fund, by virtue of its relationship with AARP, has been able to establish favorable arrangements with experienced mutual fund service providers.

Services, Fees and Benefits

The Board, in the light of these facts and circumstances, considered, and reached conclusions regarding, a range of specific factors, including, among others, the following:

•	the nature and scope of the advisory services that AARP Financial provided to the Trust and the sub-advisory services that SSgA FM provided to the Trust concluding.

•

the quality of the services that AARP Financial provided to the Trust (as evaluated by each Fund’s investment performance and expenses), on both absolute and comparative bases, over current and historical periods, including comparisons with a benchmark index and certain industry peer data prepared by an independent vendor, concluding that the quality of the services was adequate and satisfactory;

•

data regarding the investment advisory fee rate fee rate and investment sub-advisory fee rate (and expenses) for each Fund, on both an absolute and comparative basis, concluding that the advisory and sub-advisory fees (as well as other expenses) of each Fund are within the range paid by funds deemed to be comparable by an independent vendor;

AARP Funds—Supplemental Information	AARP FUNDS 2008 SEMI-ANNUAL REPORT	37

•

advice received from AARP Financial that, while the advisory fee rate and sub-advisory fee rate for each Fund do not have break-points, (i) the Funds had not yet attained asset levels that would result in economies of scale, (ii) the investment sub-advisory agreement with SSgA FM for the Portfolios provides for break-points, and (iii) AARP Financial would be willing to consider break-points based on greater asset levels of the Funds, concluding that neither AARP Financial nor SSgA FM was currently in a position to realize economies of scale that could be passed on to Trust shareholders;

•

the fact that AARP Financial or AARP may derive benefits by having the Trust available for marketing in connection with other investment or retirement programs that may be subject to fees and charges payable to AARP Financial or AARP, concluding that such benefits would likely not be available in the immediate future, were consistent with the mission of AARP, at best would be difficult to quantify, and did not appear to be inconsistent with the best interest of each Fund; and

•

information about the processes and procedures of SSgA FM regarding such matters, among others, as code of ethics, trading practices (e.g., brokerage allocation, soft dollars, use of affiliated brokers, trades between Funds, bunching, and allocation of investment opportunities), regulatory compliance, disaster recovery planning, SSgA FM’s D&O/E&O insurance policies, and information set out in the Form ADV filed with SEC by SSgA FM and the most recent Form 10-K filed by SSgA FM’s parent, State Street Bank Corporation, concluding that there was no information that appeared inconsistent with the continuance of the subadvisory arrangement with SSgA FM.

Investment Performance

The Board considered the investment performance of each Fund on an absolute basis and on certain risk-adjusted bases for the 12 months ended September 30, 2008 (“year”). The Board also considered for the same period the investment performance of each Fund as compared to (i) its benchmark index (“benchmark”), on an absolute basis and certain risk-adjusted bases, and (ii) comparable funds or peers selected by an independent data vendor. The Board considered the fact that each Fund’s investment performance was net of expenses, while a benchmark does not reflect any expenses. The Board also considered the fact that the asset allocation Funds and the AARP Income Fund, unlike their respective peers, (i) invest in index funds, rather than actively managed funds, and (ii) have ranges of asset weightings, rather than specific target weightings.

38	AARP FUNDS 2008 SEMI-ANNUAL REPORT	AARP Funds—Supplemental Information

AARP Funds – Supplemental Information (continued)

AARP Aggressive Fund. The Fund nearly matched its benchmark and outperformed both its peer group median and large-cap blend category median on a total return basis for the 12 months ended September 30, 2008. The Board noted that the Fund also closely matched its peer group median on a certain risk adjusted basis for this period.

AARP Moderate Fund. The Fund nearly matched its benchmark and outperformed both its peer group median and moderate allocation category median on a total return basis for the 12 months ended September 30, 2008. The Board noted that the Fund also slightly outperformed its peer group median on a certain risk adjusted basis for this period.

AARP Conservative Fund. The Fund nearly matched its benchmark and outperformed both its peer group median and conservative allocation category median on a total return basis for the 12 months ended September 30, 2008. The Board noted that the Fund also outperformed its peer group median on a certain risk adjusted basis for this period.

AARP Income Fund. The Fund slightly underperformed both its benchmark and intermediate-term category but outperformed its peer group median on a total return basis for the 12 months ended September 30, 2008. The Board noted that the Fund also outperformed its peer group median on a certain risk adjusted basis for this period.

AARP Money Market Fund. The Fund outperformed its peer group median, benchmark and money market taxable category on a total return basis for the 12 months ended September 30, 2008. The Board noted that the Fund also outperformed its peer group median on a certain risk adjusted basis for this period.

Board Consideration

In connection with their deliberation, the Board and the independent Trustees received legal advice from outside counsel to the Trust and the independent Trustees of the Trust regarding the standards and methodology of evaluation articulated by the SEC and the courts, and followed by the industry, for mutual funds selling shares to the public and to other mutual funds.

AARP Funds—Supplemental Information	AARP FUNDS 2008 SEMI-ANNUAL REPORT	39

The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and the Board’s committees throughout the year. In addition, the Operations Committee and the Investment Management Oversight Committee met in person without management, on November 20, 2008 to discuss the proposed continuance of the Agreements. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board’s conclusions and determinations to continue the Investment Advisory Agreement and Investment Sub-advisory Agreement. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

40	STATE STREET MONEY MARKET PORTFOLIO

State Street

Money Market Portfolio

Annual Report

December 31, 2008

Expense Example	STATE STREET MONEY MARKET PORTFOLIO	41

Expense Example

As a shareholder of the State Street Money Market Portfolio (the “Portfolio”), you incur ongoing costs, which include costs for portfolio management and administrative services, among others. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2008 to December 31, 2008.

The table below illustrates your Portfolio’s costs in two ways:

•

Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the actual return of the Portfolio, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case –because the return used is not the Portfolio’s actual return – the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2008	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*
Based on Actual Portfolio Return	$1,000.00	$1,010.70	$0.51

Based on Hypothetical (5% return before expenses)	$1,000.00	$1,024.63	$0.51

*	The calculations are based on expenses incurred in the most recent six month period of the Portfolio. The annualized average weighted expense ratio as of December 31, 2008 was 0.10%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

42	STATE STREET MONEY MARKET PORTFOLIO	Portfolio Statistics

Portfolio Statistics (unaudited)

Portfolio Composition*	December 31, 2008
Repurchase Agreements	42.2%
Yankee Certificates of Deposit	27.3
Commercial Paper	20.4
Eurodollar Certificates of Deposit	4.1
U.S. Government Agency Obligations	1.7
Bank Notes	1.2
Certificates of Deposit	1.2
Master Notes	1.2
Medium Term Notes	0.6
Other Assets in Excess of Liabilities	0.1
Total	100.0%

Maturity Ladder*	December 31, 2008
0-3 Days	42.3%
4-90 Days	54.2
90+ Days	3.5
Total	100.0%

Average days to maturity	33

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

Portfolio of Investments	STATE STREET MONEY MARKET PORTFOLIO	43

Portfolio of Investments December 31, 2008

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost
COMMERCIAL PAPER – 20.4%
Asset Backed Commercial Paper Credit Arbitrage – 1.2%
Aspen Funding Corp.(a)	1.950%	01/12/2009	$100,000,000	$99,940,417

Asset Backed Commercial Paper Hybrid – 3.5%
Cancara Asset Securitization LLC(a)	2.050%	01/26/2009	200,000,000	199,715,278
Cancara Asset Securitization LLC(a)	2.100%	01/29/2009	100,000,000	99,836,666

				299,551,944

Asset Backed Commercial Paper Receivables and Securities – 4.3%
Alpine Securitization(a)	1.400%	01/13/2009	100,000,000	99,953,333
Gemini Security Corp. LLC(a)	1.950%	01/20/2009	75,000,000	74,922,813
Gemini Security Corp. LLC(a)	1.950%	02/23/2009	100,000,000	99,712,917
Ranger Funding Co. LLC(a)	0.500%	04/02/2009	100,000,000	99,873,611

				374,462,674

Asset Backed Securities Other – 2.9%
Solitaire Funding LLC(a)	2.150%	02/18/2009	250,000,000	249,283,333

Bank Domestic – 1.1%
JPMorgan Chase & Co.	2.910%	03/10/2009	100,000,000	99,450,333

Bank Foreign – 3.9%
Australia & New Zealand Banking Group(a)	1.990%	03/18/2009	20,000,000	19,915,978
Australia & New Zealand Banking Group(a)	1.990%	03/23/2009	20,000,000	19,910,450
National Australia Funding (Delaware)(a)	1.770%	02/02/2009	100,000,000	99,842,667
National Australia Funding (Delaware)(a)	1.750%	03/06/2009	36,000,000	35,888,000
Nordea North America, Inc.	2.020%	02/04/2009	36,000,000	35,931,320
Nordea North America, Inc.	2.020%	02/05/2009	36,000,000	35,929,300
Westpac Banking Corp.(a)	1.940%	03/04/2009	30,000,000	29,899,767
Westpac Banking Corp.(a)	1.940%	03/05/2009	30,000,000	29,898,150
Westpac Banking Corp.(a)	1.940%	03/06/2009	30,000,000	29,896,533

				337,112,165

Diversified Financial Services – 3.5%
GE Capital Temporary Liquidity Guarantee Program	1.500%	01/26/2009	75,000,000	74,921,875
GE Capital Temporary Liquidity Guarantee Program	1.500%	02/02/2009	100,000,000	99,866,667
GE Capital Temporary Liquidity Guarantee Program	1.450%	03/04/2009	50,000,000	49,875,139
GE Capital Temporary Liquidity Guarantee Program	1.350%	04/10/2009	75,000,000	74,721,562

				299,385,243

TOTAL COMMERCIAL PAPER				1,759,186,109

CERTIFICATES OF DEPOSIT – 1.2%
Bank Domestic – 1.2%
Bank of America NA(b)	2.150%	03/17/2009	100,000,000	100,000,000

TOTAL CERTIFICATES OF DEPOSIT				100,000,000

EURO CERTIFICATES OF DEPOSIT – 4.1%
Bank Foreign – 4.1%
Commonwealth Bank of Australia	1.950%	02/04/2009	100,000,000	100,000,941
ING Bank Amsterdam	1.680%	02/18/2009	50,000,000	50,000,000

44	STATE STREET MONEY MARKET PORTFOLIO	Portfolio of Investments

Portfolio of Investments December 31, 2008 (continued)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost

ING Bank Amsterdam	1.680%	02/19/2009	$50,000,000	$50,000,000
ING Bank Amsterdam	1.490%	03/16/2009	150,000,000	150,000,000

TOTAL EURO CERTIFICATES OF DEPOSIT				350,000,941

YANKEE CERTIFICATES OF DEPOSIT – 27.3%
Bank Foreign – 27.3%
Banco Bilbao Vizcaya	0.530%	01/22/2009	100,000,000	100,000,583
Banco Bilbao Vizcaya	2.215%	03/05/2009	200,000,000	200,000,000
Barclays Bank PLC NY(b)	1.730%	01/15/2009	125,000,000	125,000,000
BNP Paribas	1.200%	03/24/2009	200,000,000	200,000,000
BNP Paribas	1.250%	04/20/2009	100,000,000	100,000,000
Calyon NY	3.030%	02/17/2009	300,000,000	300,000,000
National Australia Bank	2.900%	01/13/2009	150,000,000	150,000,000
Nordea Bank PLC	2.935%	02/12/2009	200,000,000	200,003,153
Raboban Nederland	1.700%	03/02/2009	150,000,000	150,000,000
Royal Bank of Canada NY	1.610%	01/20/2009	250,000,000	250,001,316
Societe Generale NY	2.100%	02/02/2009	250,000,000	250,000,000
Svenska Handelsbanken NY	1.980%	01/28/2009	200,000,000	200,001,495
Toronto Dominion Bank NY	1.750%	01/14/2009	100,000,000	100,000,000
Toronto Dominion Bank NY	2.130%	04/03/2009	28,000,000	28,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				2,353,006,547

BANK NOTES – 1.2%
Bank Domestic – 1.2%
Bank of America NA(b)	2.358%	02/15/2009	100,000,000	100,000,000

TOTAL BANK NOTES				100,000,000

MASTER NOTE – 1.2%
Goldman Sachs Group, Inc.(b)(c)	1.208%	01/20/2009	100,000,000	100,000,000

TOTAL MASTER NOTE				100,000,000

MEDIUM TERM NOTES – 0.6%
Consumer Non-Cyclical – 0.6%
Procter & Gamble Co.(b)	2.216%	03/09/2009	28,000,000	28,000,000
Procter & Gamble International Funding SCA(b)	2.309%	02/19/2009	24,000,000	24,000,000

TOTAL MEDIUM TERM NOTES				52,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS – 1.7%
Sovereign – 1.7%
Fannie Mae Discount Notes	2.500%	02/09/2009	75,000,000	74,796,875
Freddie Mac Discount Notes	2.600%	02/17/2009	75,000,000	74,745,417

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				149,542,292

Portfolio of Investments	STATE STREET MONEY MARKET PORTFOLIO	45

Portfolio of Investments December 31, 2008 (continued)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost
REPURCHASE AGREEMENTS – 42.2%
Bank of America Tri Party Repo, dated 12/31/08 (collateralized by Federal National Mortgage Association, 4.625% - 5.000% due 10/15/14 - 03/15/16 and Federal Home Loan Mortgages, 0.000% due 09/15/09 - 09/30/09 valued at $128,520,724); proceeds $126,000,070	0.010%	01/02/2009	$126,000,000	$126,000,000

Bank of America Tri Party Repo, dated 12/31/08 (collateralized by U.S. Treasury Bond, 4.500% due 05/15/38 valued at $25,500,065); proceeds $25,000,014	0.010%	01/02/2009	25,000,000	25,000,000

Bank of America Tri Party Repo, dated 12/31/08 (collateralized by Federal National Mortgage Association, 5.000% due 12/01/38 and Government National Mortgage Association, 6.000% due 09/20/38 valued at $1,249,500,001); proceeds $1,225,005,444	0.080%	01/02/2009	1,225,000,000	1,225,000,000

Barclays Capital Tri Party Repo, dated 12/31/08 (collateralized by Federal Home Loan Mortgage, 0.000% - 7.000% due 07/15/14 - 05/15/38 Federal National Mortgage Association, 0.000% - 6.500% due 05/25/15 - 09/01/38 and Government National Mortgage Association, 4.000% - 6.000% due 03/20/38 - 10/20/38 valued at $357,000,000); proceeds $350,001,167	0.060%	01/02/2009	350,000,000	350,000,000

Deutsche Bank Tri Party Repo, dated 12/31/08 (collateralized by a Federal Home Loan Bank, 4.500% due 11/15/12 Federal Home Loan Mortgage, 0.000% - 5.500% due 03/10/09 - 06/15/37 and Federal National Mortgage Association, 4.060% - 6.625% due 03/19/13 - 11/01/37 valued at $29,580,000); proceeds $29,000,081	0.050%	01/02/2009	29,000,000	29,000,000

46	STATE STREET MONEY MARKET PORTFOLIO	Portfolio of Investments

Portfolio of Investments December 31, 2008

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost

Deutsche Bank Tri Party Repo, dated 12/31/08 (collateralized by a Federal Home Loan Bank, 4.500% due 11/15/12 Federal Home Loan Mortgage, 0.000% - 5.500% due 03/10/09 - 06/15/37 and Federal National Mortgage Association, 4.060% - 6.625% due 03/19/13 - 11/01/37 valued at $357,000,000); proceeds $350,001,944	0.100%	01/02/2009	$350,000,000	$350,000,000

ING Tri Party Repo, dated 12/31/08 (collateralized by various U.S. Government Obligations, 0.000% -7.000% due 04/15/16 - 10/01/38 valued at $1,020,000,039); proceeds $1,000,002,222	0.040%	01/02/2009	1,000,000,000	1,000,000,000

UBS Warburg Tri Party Repo, dated 12/31/08 (collateralized by Federal National Mortgage Association, 0.000% - 15.500% due 01/01/09 - 05/01/47 valued at $539,176,695); proceeds $528,603,056	0.070%	01/02/2009	528,601,000	528,601,000

TOTAL REPURCHASE AGREEMENTS				3,633,601,000

TOTAL INVESTMENTS† – 99.9%				8,597,336,889
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				8,568,250

NET ASSETS – 100.0%				$8,605,905,139

(a)

Security subject to restrictions on resale under federal securities laws, which may only be resold upon registration under the Securities Act of 1933, as amended (“1933 Act”) or in transactions exempt from registration, including sales to qualified institutional buyers pursuant to Rule 144A of the 1933 Act. The Portfolio does not have the right to demand that this security be registered.

(b)	Variable Rate Security – Interest Rate is in effect as of December 31, 2008.

(c)

Security subject to restrictions on resale and deemed by the Adviser to be illiquid. The Portfolio may not invest more than 10% of its net assets in illiquid securities. At December 31, 2008, this security represents 1.16% of net assets.

†	See Note 2 of the Notes to Financial Statements.

See Note to Financial Statements.

Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	47

Statement of Assets and Liabilities December 31, 2008

Assets
Investments, at amortized cost (Note 2)	$4,963,735,889
Repurchase Agreements, at amortized cost (Note 2)	3,633,601,000

Total Investments	8,597,336,889
Receivables:
Interest receivable	9,196,323
Receivable from adviser (Note 3)	133,361
Prepaid expense	11,068

Total assets	8,606,677,641
Liabilities
Payables:
Management fee (Note 3)	585,358
Due to custodian	34,217
Administration and custody fees (Note 3)	119,898
Professional fees	30,291
Accrued expenses and other liabilities	2,738

Total liabilities	772,502

Net Assets	$8,605,905,139

Statement of Operations December 31, 2008

Investment Income
Interest	$234,837,818

Expenses
Management fees (Note 3)	8,133,507
Administration and custody fees (Note 3)	1,652,937
Professional fees	49,529
Trustee’s fees (Note 4)	58,885
Printing fees	4,108
Other expenses	48,474

Total Expenses	9,947,440
Less: Fee waivers/reimbursements by investment Adviser (Note 3)	(1,813,933)

Total Net Expenses	8,133,507

Net Investment Income	$226,704,311

Realized Gain (Loss)
Net realized gain (loss) on investments	126,859

Net Increase in Net Assets Resulting from Operations	$226,831,170

See Notes to Financial Statements.

48	STATE STREET MONEY MARKET PORTFOLIO	Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase in Net Assets From:
Operations
Net investment income	$226,704,311	$294,455,764
Net realized gain (loss) on investments	126,859	(6,953)

Net increase in net assets from operations	226,831,170	294,448,811

Capital Transactions
Proceeds from contributions	23,607,267,075	14,082,546,440
Fair value of withdrawals	(22,146,456,134)	(13,655,849,339)

Net increase in net assets from capital transactions	1,460,810,941	426,697,101

Net Increase in Net Assets	1,687,642,111	721,145,912
Net Assets
Beginning of period	6,918,263,028	6,197,117,116

End of period	$8,605,905,139	$6,918,263,028

Financial Highlights

		Ratios to Average Net Assets
	Total Return(a)	Gross Operating expenses	Net Operating Expenses	Net Investment Income	Net Assets End of Period (000s omitted)
Period Ended December 31,
2008	2.75%	0.12%	0.10%	2.79%	$8,605,905
2007	5.30%	0.12%	0.10%	5.14%	6,918,263
2006	5.09%	0.13%	0.10%	5.08%	6,197,117
2005	3.31%	0.14%	0.10%	3.33%	1,639,871
2004(b)	0.68%	0.18%	0.10%*	1.71%*	381,716

(a)	Results represent past performance and are not indicative of future results. Total return for periods of less than one year are not annualized.

(b)	The portfolio commenced operations on August 12, 2004.

*	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	49

Notes to Financial Statements

1. Organization

The State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Money Market Portfolio (the “Portfolio”). At December 31, 2008, only the Portfolio, the State Street Equity 500 Index Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio were in operation. The Portfolio commenced operations on August 12, 2004. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity by investing in dollar denominated securities.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

SECURITY VALUATION

As permitted under Rule 2a-7 of the 1940 Act and certain conditions therein, securities of the Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In accordance with FAS 157, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the

50	STATE STREET MONEY MARKET PORTFOLIO	Notes to Financial Statements

principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments. FAS 157 established a three tier hierarchy of inputs to establish a classification of fair value measurements and disclosure. The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2008, in valuing the Portfolio’s assets carried at fair value:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$–
Level 2 – Other Significant Observable Inputs	$8,597,336,889
Level 3 – Significant Unobservable Inputs	–
Total	$8,597,336,889

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded on a trade date basis for financial statement purposes. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

FEDERAL INCOME TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Notes to Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	51

The Portfolio has reviewed the tax provisions for the open tax years as of December 31, 2008 and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2008, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

REPURCHASE AGREEMENTS

A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and time which, in the case of the Portfolio’s transactions, is generally within seven days. The total amount received by the Portfolio on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities, but may consist of other securities in which the Portfolio is permitted to invest. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Portfolio will seek to dispose of such securities; this action could involve costs or delays. In addition, the proceeds of any such disposition may be less than the amount the Portfolio is owed under the repurchase agreement. The Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

EXPENSE ALLOCATION

Certain expenses are applicable to multiple Portfolios. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses of the Trust that are not directly attributed to a Portfolio are allocated among the Portfolios, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Portfolios can otherwise be made fairly.

52	STATE STREET MONEY MARKET PORTFOLIO	Notes to Financial Statements

USE OF ESTIMATES

The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. Related Party Fees

The Portfolio has entered into an investment advisory agreement with SSgA FM. The Adviser directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser an annual fee of 0.10% of the Portfolio’s average daily net assets. The Adviser has contractually agreed to cap the total operating expenses of the Portfolio at 0.10% of the Portfolio’s average daily net assets until April 30, 2009. For the year ended December 31, 2008 SSgA FM reimbursed the Portfolio $1,813,933 under this agreement.

State Street is the administrator, custodian and transfer agent for the Portfolio. In compensation for State Street’s services as administrator, custodian and transfer agent beginning February 1, 2007, the Trust pays State Street an annual fee, which is accrued daily and payable monthly at the applicable fee rate described below, of the following annual percentages of the Trust’s average aggregate daily net assets during the month as follows:

Asset Levels	Annual percentage of average aggregate daily net assets

First $400 Million	0.03%
Thereafter	0.02
Minimum annual fee for the trust:	$150,000

4. Trustees’ Fees

The Trust pays each trustee who is not an officer or employee of SSgA FM or State Street $2,500 for each meeting of the Board of Trustees and an additional $500 for each telephonic meeting attended. The Trust also pays each trustee an annual retainer of $30,000. Each trustee is reimbursed for out-of-pocket and travel expenses.

5. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

Notes to Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	53

5. New Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the impact of adopting FAS 161 will be limited to additional disclosures.

54	STATE STREET MONEY MARKET PORTFOLIO	Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the State Street Money Market Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Money Market Portfolio of State Street Master Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2009

General Information	STATE STREET MONEY MARKET PORTFOLIO	55

General Information December 31, 2008 (unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures is available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ending December 31 is available by February 28 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 20, 2008 (the “Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for the Portfolio. In preparation for considering the Advisory Agreement, the Trustees had thoroughly reviewed the renewal materials provided by the investment adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the “Adviser”) under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is a money

56	STATE STREET MONEY MARKET PORTFOLIO	General Information

market fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.69 trillion in assets under management as of September 30, 2008, including over $157 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of money market products are exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were satisfactory. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate, had been of uniformly high quality, and could be expected to remain so.

The Trustees noted that, in view of the investment objectives of the Portfolio, the investment performance was satisfactory. The Trustees noted that materials provided by Lipper Inc. at the Meeting indicated that the Portfolio’s performance had been above average for the Lipper peer group for the reported (three-year, one-year and year-to-date) periods ending September 30, 2008. The Board concluded that the performance of the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships to the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service providers with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2008. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both those entities, the profitability was in no case such as to render the advisory fees excessive.

General Information	STATE STREET MONEY MARKET PORTFOLIO	57

In order better to evaluate the Portfolio’s advisory fees, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that the Portfolio’s advisory fees and total expense ratios were lower than the average for its peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee. The Board also considered that to help limit expenses of the Portfolio, the Adviser had reduced its advisory fee or otherwise reimbursed expenses. The Board determined that the Adviser’s fees were fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator and custodian. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fees excessive.

The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fees itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be necessary to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Board decided to approve the continuance of the Advisory Agreement.

58	STATE STREET MONEY MARKET PORTFOLIO	Trustees and Executive Officers

Trustees and Executive Officers (unaudited)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

•	business addresses and ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

Name, Address, and Date of Birth (“DOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Independent trustees

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 DOB: 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995–present).	22	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Chairman and Trustee, Scottish Widows Investment Partnership Trust; and Director, Reaves Utility Income Fund

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1937	Trustee	Term: Indefinite Elected: 7/99	Trustee of Old Mutual South Africa Master Trust (investments) (1995–present); Chairman emeritus, Children’s Hospital (1984–present); Director, Boston Plan For Excellence (non-profit) (1994–present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959–1999). Mr. Boyan retired in 1999.	22	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

Trustees and Executive Officers	STATE STREET MONEY MARKET PORTFOLIO	59

Name, Address, and Date of Birth (“DOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (1998– present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001–present); Chief Executive Officer, IEmily.com (internet company) (2000–2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998–1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994–1998); Trustee, Eastern Enterprise (utilities) (1988–2000).	22	Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America; and Director, IEmily.com

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1940	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987–1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust

Interested trustees(1)

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 DOB: 1965	Trustee President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President, SSgA Funds Management, Inc. (2005– present); Principal, SSgA Funds Management, Inc. (2001–2005); Senior Managing Director, State Street Global Advisors (March 2006–present); Principal, State Street Global Advisers (2000–2006).	22	Trustee, State Street Institutional Investment Trust; Trustee, SPDR® Series Trust; Trustee, SPDR® Index Shares Trust and Trustee, Select Sector SPDR® Trust

Officers:

Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 1951	Treasurer	Term: Indefinite Elected: 5/05	Senior Vice President of State Street Bank and Trust Company (2002–present).	–	–

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

(1)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

60	STATE STREET MONEY MARKET PORTFOLIO	Trustees and Executive Officers

Trustees and Executive Officers (unaudited) (continued)

Name, Address, and Date of Birth (“DOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Laura F. Healy State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 1964	Assistant Treasurer	Term: Indefinite Elected: 11/08	Vice President of State Street Bank and Trust Company (prior to July 2, 2008, Investors Financial Corporation) since 2002.	–	–

Brian D. O’Sullivan State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 DOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 11/08	Vice President of State Street Bank and Trust Company (2007–present) with which he has been affiliated with since 1997.	–	–

Peter T. Sattelmair State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 DOB: 1977	Assistant Treasurer	Term: Indefinite Elected: 11/08	Director of Fund Administration of State Street Bank and Trust Company (2007– present) with which he has been affiliated with since 1999.	–	–

Julie Piatelli SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 DOB: 1967	Chief Compliance Officer	Term: Indefinite Elected: 7/07	Principal and Senior Compliance and Risk Management Officer, SSgA Funds Management, Inc. (2004– present), Vice President State Street Global Advisors (2004–present).	–	–

Nancy L. Conlin State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 1953	Secretary	Term: Indefinite Elected: 2/09	Vice President and Managing Counsel, State Street Bank and Trust Company (2007–present); General Counsel, Plymouth Rock Companies (2004–2007).	–	–

Brian C. Poole State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 DOB: 1971	Assistant Secretary	Term: Indefinite Elected 9/08	Vice President and Counsel (2008–present) and Associate Counsel (2004–2007), State Street Bank and Trust Company (formerly Investors Bank and Trust Company); Legal Product Manager, Fidelity Investments (2000–2004).	–	–

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083

Trustees and Executive Officers	STATE STREET MONEY MARKET PORTFOLIO	61

Trustees

Michael F. Holland

William L. Boyan

Rina K. Spence

Douglas T. Williams

James E. Ross

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

This Shareholder Report must be preceded or accompanied by the AARP

Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks,

charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Money Market Portfolio

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

How to Contact Us

Telephone

Call 1-800-958-6457 weekdays from 8:00 am to 6:00 pm Eastern time, to speak directly with a courteous, knowledgeable representative. The following prompt choices are available when you dial the number above:

•	Financial Center investment counselors are available to answer investment questions relating to the AARP Funds.

•	Shareholder Services representatives can handle any account-related questions or transactions.

•	Automated Response System is available 24 hours a day, seven days a week to handle a wide range of account functions (as shown below).

Financial Center investment counselors

•	Speak with specially trained representatives to help you identify your goals, determine if you’re on track financially for retirement and decide if an AARP Fund is right for you.

Shareholder Services representatives or our 24-hour Automated Response System

•	Receive general account information and service from our Shareholder Services representatives

•	Exchange shares

•	Initiate an electronic transfer to buy or sell shares

•	Order duplicate statements

•	Check your account balance or share prices

•	Change your address of record (not available via the Automated Response System)

Mail

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

Overnight delivery

AARP Funds

c/o BFDS

30 Dan Road

Canton, MA 02021

•	Request to buy, sell or exchange shares in writing

•	Change the name on your account

•	Add a seasonal mailing address

•	Add banking information to your account

•	Add or change an Automatic Investment Program

•	Add or change payroll deduction

Website

www.aarpfinancial.com

•	Open an account

•	Get a prospectus or fund report

•	Buy, sell or exchange shares

•	View your account balance and share price

•	Change your mailing address

•	Order duplicate statements or copies of your tax forms

•	Get forms to accomplish a variety of tasks

How to Contact Us	AARP FUNDS 2008 SEMI-ANNUAL REPORT	65

Trustees

Peter C. Clapman – Chairman

Richard M. Reilly

Ellen B. Safir, CFA

Lynn E. Turner

Robert R. Hagans*

*  Mr. Hagans is considered an interested trustee due to his position as Chief Financial Officer of AARP.

Adviser and Sub-Adviser

AARP Financial, Inc. (Adviser)

Two Highwood Drive, 2nd Floor

Tewksbury, MA 01876

SSgA Funds Management, Inc.

(Sub-Adviser)

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Officers

Richard M. Hisey, CFA

President, AARP Funds

President, AARP Financial

Chief Investment Officer,

AARP Financial

Jeffrey J. Gaboury

Treasurer and

Chief Financial Officer,

AARP Funds

Susan M. Kirkpatrick

Chief Compliance Officer,

AARP Funds

Chief Compliance Officer,

AARP Financial

Marc Duffy

Secretary, AARP Funds

Associate General Counsel,

AARP Financial

Julie Tedesco

Assistant Secretary, AARP Funds

Sr. Vice President and Sr.

Managing Counsel, State Street

Bank and Trust Company

Administrator and
Sub-Administrator

AARP Financial, Inc.

(Administrator)

Two Highwood Drive, 2nd Floor

Tewksbury, MA 01876

State Street Bank and Trust

Company (Sub-Administrator)

2 Avenue de Lafayette

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

State Street Bank and

Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

State Street Bank and

Trust Company (Boston

Financial Data Services)

30 Dan Road

Canton, MA 02266-8035

Independent Registered
Public Accounting Firm

KPMG LLP

99 High Street

Boston, MA 02110

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

1-800-958-6457

www.aarpfunds.com

©2009 AARP Funds

ARP000751 8/31/2009 ARP-SR-001-0209

Item 2.	Code of Ethics

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders

The Board of Trustees has adopted procedures by which shareholders may recommend nominees to the Board. There have been no amendments to such procedures during the reporting period for Form N-CSR.

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a	)(1)	Not applicable.

(a	)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto. (Ex-99.CERT)

(a	)(3)	Not applicable.

(b	)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.(Ex-99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AARP FUNDS

By:	/s/ Richard M. Hisey
Richard M. Hisey
President (principal executive officer) of AARP Funds

Date:	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard M. Hisey
Richard M. Hisey
President (principal executive officer) of AARP Funds

Date:	February 20, 2009

By:	/s/ Jeffrey J. Gaboury
Jeffrey J. Gaboury
Treasurer (principal financial officer) of AARP Funds

Date:	February 20, 2009

Ex-99.CERT

I, Richard M. Hisey, President of AARP Funds, certify that:

1.	I have reviewed this report on Form N-CSR of AARP Funds;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	February 20, 2009

By:	/s/ Richard M. Hisey
Richard M. Hisey
President (principal executive officer) of AARP Funds

I, Jeffrey Gaboury, Treasurer of AARP Funds, certify that:

1.	I have reviewed this report on Form N-CSR of AARP Funds;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	February 20, 2009

By:	/s/ Jeffrey J. Gaboury
Jeffrey J. Gaboury
Treasurer (principal financial officer) of AARP Funds

Ex-99.906CERT

I, Richard M. Hisey, President and I, Jeffrey Gaboury, Treasurer of AARP Funds (the “Registrant”), each certify that:

1.	The N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Richard M. Hisey
Richard M. Hisey
President (principal executive officer) of AARP Funds

Date:	February 20, 2009

By:	/s/ Jeffrey Gaboury
Jeffrey Gaboury
Treasurer (principal financial officer) of AARP Funds

Date:	February 20, 2009